LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln ChoicePlus AssuranceSM Series

Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract describes revisions that apply to Contractowners who elect Lincoln Market Select® Advantage on and after August 19, 2024, and later transition to the current version of i4LIFE® Advantage Select Guaranteed Income Benefit. All other provisions in your prospectus remain unchanged. The changes discussed in this supplement apply to new Contractowners only and do not impact existing Contractowners.

Contractowners who elect Lincoln Market Select® Advantage on and after August 19, 2024, will be able to transition to the current version of i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. See the i4LIFE® Advantage Guaranteed Income Benefit Transitions section of your prospectus for complete details.  The current version of i4LIFE® Advantage Select Guaranteed Income Benefit is different from previous versions of the rider in the following ways:
•	a lower Guaranteed Income Benefit step-up percentage;
•	a change in the Access Period requirements;
•	a higher AIR for transitions to Select Guaranteed Income Benefit; and
•	higher Select Guaranteed Income Benefit percentages, as reflected on the Rate Sheet.

Please keep this supplement for future reference.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus AssuranceSM Series

Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This Supplement to the summary prospectus for your individual annuity contract outlines important revisions that become effective on and after August 19, 2024. These revisions are related to:

a.)	Limits to maximum Purchase Payments;
b.)	Appendix A – Funds Available Under The Contract; and
c.)	Appendix B – Investment Requirements.

All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Purchase Payments – Investing in the Contract: Beginning September 16, 2024, the following rules will apply to maximum Purchase Payments:

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts) for the same Contractowner, joint owner, and/or Annuitant.

Appendix A – Funds Available Under the Contract: The Invesco V.I. Equally-Weighted S&P 500 Fund and the Multi-Manager Moderate Allocation Model will no longer be available as an investment option in contracts issued on or after August 19, 2024. On August 23, 2024, the LVIP Wellington Capital Growth Fund will be reorganized into the LVIP American Century Ultra® Fund and will no longer be available as a fund option.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for August 19, 2024 and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements for other Living Benefit Riders. If you elect Lincoln Market Select® Advantage or 4LATER® Select Advantage, or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from on or these riders. The Lincoln Hedged S&P 500 Conservative Fund, Lincoln Hedged S&P 500 Fund and Lincoln Opportunistic Hedged Equity Fund will be added to the list of funds in Group 2 and the list of funds among which you may allocate 100% of your Contract Value or Account Value.

Please retain this Supplement for future reference.